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                           SECOND AMENDMENT AND WAIVER
                                       TO
                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT


         THIS SECOND AMENDMENT AND WAIVER dated as of October 26, 2000, to FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (the "Credit Agreement"), dated as of December 31, 1999, as amended by the First Amendment to the Fifth Amended and Restated Credit Agreement dated as of March 24, 2000, by and between NCO GROUP, INC., a Pennsylvania corporation ("NCO Group" or the "Borrower" and sometimes an "Obligor"), NCO TELESERVICES, INC. ("Teleservices" and sometimes an "Obligor"), and the Lenders listed on the signature pages hereto (together with other lenders party to the Credit Agreement from time to time pursuant to Section 11.9 of the Credit Agreement, and their successors and assigns, the "Lenders"), MELLON BANK, N.A., a national banking association ("Mellon") for itself and as Administrative Agent for the other Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative Agent") (this "Amendment"). Capitalized terms used in this Amendment are used as defined in the Credit Agreement unless otherwise defined herein.

         WHEREAS, the Borrower has notified the Administrative Agent that it plans to sell (i) substantially all of the assets of its Telemarketing Division (the "Telemarketing Sale") pursuant to an Asset Purchase Agreement between Teleservices and Creative Marketing Strategies, Inc. ("CMS"), and (ii) substantially all of the assets of its Market Research Division (the "Market Research Sale", and together with the Telemarketing Sale, the "Division Sale") pursuant to an Asset Purchase Agreement among the Borrower, Teleservices and TRC Holdings, Inc. ("TRC");

         WHEREAS, in connection with the Division Sale, the Borrower has requested that the Lenders waive the negative covenant contained in Section 6.10 of the Credit Agreement;

         WHEREAS, as consideration for the Division Sale, Teleservices will receive a promissory note issued by CMS (the "CMS Note") and a promissory note issued by TRC (the "TRC Note", and together with the CMS Note, the "Division Sale Notes") and the Borrower and Teleservices wish to confirm that the Division Notes are subject to the Security Agreement and will be pledged to the Collateral Agent thereunder; and

         WHEREAS, the parties desire to waive Section 6.10 of the Credit Agreement and further amend the Credit Agreement and the other Loan Documents, all on the terms and conditions set forth below;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and intending to be legally bound hereby, the Borrower, Teleservices and the Lenders agree as follows:

         1. Waiver. For purposes of the Division Sale, the Lenders hereby waive the restriction in Section 6.10 of the Credit Agreement that any division disposed of by an Obligor



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have an enterprise value on an arms length basis per transaction of $500,000 or less, and agree to the release of the Collateral being sold in the Division Sale. The foregoing waiver is limited to its express terms and does not imply any other or future waivers.


         2. Pledge of Division Sale Notes. The Borrower and Teleservices hereby confirm and agree that the Division Sale Notes are Collateral subject to the security interest granted by Teleservices under the Security Agreement. Teleservices shall deliver each of the Division Sale Notes to the Collateral Agent, together with undated note powers, as soon as practicable after the closing of the Division Sale.


         3. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

         a. Section 10.1, Certain Definitions. The following definition is added in its correct alphabetical location in Section 10.1:

                           "Division Sale Notes" means the promissory notes of
                  each of Creative Marketing Strategies, Inc. and TRC Holdings, Inc. originally issued to NCO Teleservices, Inc., and any note issued in substitution therefor, together with all extensions and renewals thereof, in whole or in part, in each case as the same may be amended, modified, restated or supplemented from time to time.

         b. Section 1.7, Reductions Of RC Commitment. The following clause (iii) is added immediately following clause (ii) of paragraph (a) of Section 1.7:


                           (iii) At anytime that an Obligor shall receive cash
                  proceeds in respect of principal under the Division Sale Notes, the RC Commitment shall be reduced by an amount equal to such proceeds.

         4. Representations and Warranties. The Borrower represents and warrants to the Lenders as follows:


         a. Credit Agreement. Each of the representations and warranties contained in the Credit Agreement is accurate on and as of the date hereof.


         b. No Defaults. As of the date hereof, no Default or Event of Default exists.


         5. Continuing Effectiveness of Credit Agreement. Except as amended hereby, the Credit Agreement and each other Loan Document remains in full force and effect and is hereby ratified.


         6. Effectiveness. This Amendment shall be effective when the necessary Lenders, the Administrative Agent, and the Collateral Agent has executed a counterpart hereto.

                                      -2-

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         7. Counterparts. This Amendment may be executed in any number of counterparts each of which shall be an original and all of which, when taken together, shall constitute one instrument.









                        [Signatures begin on next page.]






                                      -3-


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                            NCO GROUP, INC.
                                            NCO TELESERVICES, INC.

                                            By: ________________________________
                                                Michael J. Barrist,
                                                as President and Chief Executive
                                                Officer of each














                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]


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                                          MELLON BANK, N.A.,
                                          for itself and as Administrative Agent
                                          and as Collateral Agent



                                          By:___________________________________
                                                 Liam M. Brickley
                                                 Vice President








                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]




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                                                  PNC BANK, NATIONAL ASSOCIATION



                                                 By:____________________________
                                                       Name:
                                                       Title:








                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]


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                                                BANK OF AMERICA



                                                By:_____________________________
                                                      Name:
                                                      Title:







                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]

                                                FIRST UNION NATIONAL BANK



                                                By:_____________________________
                                                       Name:
                                                       Title:










                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]


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                                                  SUNTRUST BANK, ATLANTA



                                                  By:___________________________
                                                        Name:
                                                        Title:



                                                  By: __________________________
                                                         Name:
                                                         Title:






                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]


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                                                  UNION BANK OF CALIFORNIA, N.A.



                                                  By:___________________________
                                                         Name:
                                                         Title:










                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]


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                                              NATIONAL CITY BANK OF PENNSYLVANIA



                                              By:_______________________________
                                                      Name:
                                                      Title:







                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]


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                                              SUMMIT BANK




                                              By:_______________________________
                                                      Name:
                                                      Title:







                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]


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                                              PROVIDENT BANK OF MARYLAND



                                              By:_______________________________
                                                      Name:
                                                      Title:












                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]

                                                 MANUFACTURERS AND TRADERS TRUST
                                                 COMPANY



                                                 By:____________________________
                                                       Name:
                                                       Title:










                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]

                                              FLEET NATIONAL BANK



                                              By:_______________________________
                                                      Name:
                                                      Title:









                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]


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                                              CITIZENS BANK OF MASSACHUSETTS



                                              By:_______________________________
                                                      Name:
                                                      Title:









                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]


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                                              CHEVY CHASE BANK, F.S.B.



                                              By:_______________________________
                                                      Name:
                                                      Title:












                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]


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                                              IBM CREDIT CORPORATION




                                              By:_______________________________
                                                      Name:
                                                      Title:











                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]

                                              BANK AUSTRIA CREDITANSTALDT
                                              CORPORATE FINANCE, INC.



                                              By:_______________________________
                                                      Name:
                                                      Title:












                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]

                                              FIRSTAR BANK, N.A.



                                              By:_______________________________
                                                      Name:
                                                      Title:













                 [Signature Page to Second Amendment and Waiver
                to NCO Credit Agreement and Other Loan Documents]